Exhibit 10.1

                 FIRST AMENDMENT TO THE SECURED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO THE SECURED CREDIT AGREEMENT (this "Agreement"), dated as of February 12, 2008, is made and entered into by and among FIRST BANKS, INC., a Missouri corporation ("Borrower"), the financial institutions that have executed this Agreement as lenders (each individually a "Lender" and collectively the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as agent ("Agent"). This Agreement is based upon the following recitals which are made a material part of this
Agreement:

         A. Pursuant to the terms and conditions of a certain Secured Credit Agreement dated as of August 8, 2007 (the "Credit Agreement") by and among Borrower, Lenders and Agent, Lenders agreed to make available to Borrower (i) a revolving credit facility in the amount of One Hundred Twenty-Five Million Dollars ($125,000,000) including (a) a revolving letter of credit sub-facility in the amount of Five Million Dollars ($5,000,000), and (b) a swingline loan sub-facility (from Swingline Lender only) in the amount of Ten Million Dollars ($10,000,000), with certain term loan conversion privileges; and (ii) the right to increase the credit facilities described at (i) above by an amount up to Twenty-Five Million Dollars ($25,000,000). Capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

         B. Borrower and Lenders have mutually agreed to amend the Credit Agreement in certain respects, all upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the recitals and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders hereby agree as follows, notwithstanding anything to the contrary contained in the Loan Documents:

         1.     Affirmation  of Recitals.  The recitals are true and correct and
                ------------------------
incorporated herein by this reference.

         2.     Outstanding  Principal  Balance.  As of the date hereof, (i) the
                -------------------------------
aggregate  outstanding principal balance of the Revolving Loans was $20,000,000,
(ii) the aggregate outstanding principal balance of all Term Loans was $19,000,000, and (iii) the aggregate amount of outstanding Letters of Credit (including matured but unsatisfied Obligations of Reimbursement) was $200,000. Borrower hereby stipulates and agrees that the foregoing balances are true and correct and that such amounts are due and owing in accordance with the terms of the Loan Documents and are not subject to any claim of offset or defense whatsoever.

         3.     Amendments.  Effective  upon the  date  each  of  the conditions
                ----------
provided for in Sections 6 and 7 hereof shall have either been satisfied or expressly waived in writing by Lenders and Agent (the "Amendment Effective Date"), the Credit Agreement is amended in the following respects:

                (a)  Section 1.1 is amended as follows:

                     (1) The  defined term "Borrower Pledge Agreement" shall  be
                         deleted  in  its  entirety   and   replaced  with   the
                         following:

                     "Borrower Pledge Agreement" means the collateral pledge agreement in the form of Exhibit 1.1 B, as amended by the form of Exhibit 1.1 K, pledging to the Agent for the ratable benefit of the Lenders all of the capital stock of both San Francisco Company and Coast Financial.

                    (2) The following shall be added in between the defined terms "Closing Date" and "Collateral":

                    "Coast Financial" means Coast Financial Holdings, Inc., a Florida corporation.

                    "Coast Financial Guaranty" means the guaranty, in the form of Exhibit 1.1 L, whereby Coast Financial guarantees to the Lenders payment of the Obligations.

                    "Coast Financial Security Agreement" means the Coast Financial Security Agreement, in the form of Exhibit 1.1 M, pledging to the Agent for the ratable benefit of the Lenders all of the capital stock of First Bank not owned by San Francisco Company.

                    (3) The defined term "Collateral" shall be deleted in its entirety and replaced with the following:

                    "Collateral" means collectively Borrower's Special Account and all property which is subject or is to be subject to the Liens granted by the Borrower Pledge Agreement, the San Francisco Company Security Agreement, and the Coast Financial Security Agreement.

                    (4) The defined term "Loan Documents" shall be deleted in its entirety and replaced with the following:

                    "Loan  Documents"  means  this  Agreement,  the  Notes,  the
                    Borrower Pledge Agreement, the San Francisco Company Guaranty, the San Francisco Company Security Agreement, the Coast Financial Guaranty, and the Coast Financial Security Agreement, as each may be renewed, extended, amended, rearranged, restructured, restated, replaced or otherwise modified from time to time.

                    (5)  The  defined  term  "San  Francisco   Company  Security
                         Agreement"   shall  be  deleted  in  its  entirety  and
                         replaced with the following:

                    "San Francisco Company Security Agreement" means the San Francisco Company Security Agreement, in the form of Exhibit
                    1.1 I, pledging to the Agent for the ratable benefit of the Lenders all of the capital stock of First Bank not owned by Coast Financial.

                 (b) Section 10.4 shall be deleted in its entirety and replaced with the following:

                 10.4    Minimum  Return on Assets.  Beginning with the calendar
                         -------------------------
                 quarter ending September 30, 2008 and determined as of each calendar quarter end thereafter, the Borrower will maintain, on a consolidated basis, its Return on Assets at not less than .70%

                 (c) Section 10.5 shall be deleted in its entirety and replaced with the following:

                         10.5  Maximum Non-Performing Assets.
                               -----------------------------

                         (a)   Excepting only as  otherwise  provided in Section
                 10.5(b), the Borrower will maintain, on a consolidated basis, its Non-Performing Assets at an amount not greater than twenty percent (20%) of its Primary Equity Capital, determined as of the end of each calendar quarter.

                         (b) Notwithstanding the provisions of Section 10.5(a), the Borrower will maintain, on a consolidated basis, its Non-Performing Assets, determined as of only the end of the following indicated quarters, not greater than the following indicated percentages of its Primary Equity Capital: (i) for the calendar quarter ended December 31, 2007, twenty-five percent (25%); and (ii) for the calendar quarters ending March 31, 2008 and June 30, 2008, thirty percent (30%).

                 (d) Section 10.6 shall be deleted in its entirety and replaced with the following:

                 10.6  Allowance for Loan and  Lease  Losses.  Excepting only as
                       -------------------------------------
                 provided in the second sentence of this Section 10.6, the Borrower will maintain, on a consolidated basis, its allowance for loan and lease losses determined as of the end of each calendar quarter at not less than 100% of its Non-Performing Assets. Notwithstanding the foregoing, the Borrower will maintain, on a consolidated basis, its allowance for loan and lease losses determined as of the end of the following indicated quarters only, not less than the following indicated percentages of Non-Performing Assets: (a) for the calendar quarter ended December 31, 2007, seventy percent (70%); and
                 (b) for the calendar quarters ending March 31, 2008 and June 30, 2008, sixty percent (60%). The allowance for loan and lease losses at any time shall be the amount set forth in the most recent quarterly report on Form 10-Q or annual report on Form 10-K filed by the Borrower with the SEC (or any successor report); provided however that if Borrower shall cease to be required to file quarterly reports on Form 10-Q and/or annual reports on Form 10-K, thereafter the allowance for loan and lease losses at any time shall be as set forth in Borrower's quarterly financial report, certified by Borrower's Chief Financial Officer, and annual audit report, certified by the auditor of such annual audit report.

                 (e)   The following shall be added as Section 10.7:

                 10.7  Minimum Net Income.  The  Borrower's  Net  Income,  on  a
                       ------------------
                 consolidated basis, for the following indicated periods shall be at least the following indicated amounts: (a) for the calendar year ended December 31, 2007, $55,000,000; (b)for the calendar quarter ending March 31, 2008, $3,000,000; and (c) for the calendar quarter ending June 30, 2008, $10,000,000. For the avoidance of confusion, there shall be no Net Income requirement for calendar quarters ending after June 30, 2008.

                 (f) Except for Article I and Section 6.1 of the Credit Agreement, each instance where the "San Francisco Company" appears shall be replaced with the term "San Francisco Company and Coast Financial."

                 (g) Except for Article I and Section 6.1 of the Credit Agreement, each instance where the defined term "San Francisco Company Guaranty" appears shall be replaced with the term "San Francisco Company Guaranty and Coast Financial Guaranty."

                 (h) Except for Article I and Section 6.1 of the Credit Agreement, each instance where the term "San Francisco Company Security Agreement" appears shall be replaced with the term "San Francisco Company Security Agreement and Coast Financial Security Agreement."

                 (i) Schedules 7.4, 7.7, 9.1, 9.2 and 9.3 of the Credit Agreement shall be amended, in their entirety, to read in the same form as Exhibits A, B, C, D, and E, respectively, to this Agreement.

                 (j)   Exhibits  1.1 C,  2.1.2 A,  2.1.2 B,  and  2.1.2 C of the
                 Credit Agreement shall be amended, in their entirety, to read in the same form as Exhibits F, G, H, and I, respectively, to this Agreement.

                 (k) Exhibits J, K, and L hereto shall be added to the Credit Agreement as Exhibits 1.1 K, 1.1 L, and 1.1 M, respectively.

         4.      Other Provisions of Loan Documents.  The Loan Documents are and
                 ----------------------------------
(as modified and amended hereby) shall remain in full force and effect, and all of the terms and provisions of the Loan Documents (as so modified and amended) are hereby ratified and reaffirmed in all respects. All of the Collateral shall remain subject to the liens, charges and encumbrances of the Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall affect the liens or encumbrances of the Loan Documents, or the priority thereof with respect to other liens or encumbrances, or release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Loan Documents. As used in the preceding sentence, "Loan
Documents" shall mean the Loan Documents as modified or amended by this Agreement.

         5.   Expenses.  Borrower  shall  pay  all of Agent's reasonable out-of-
              --------
pocket costs, expenses, fees and charges incurred in connection with the preparation, negotiation, and execution of this Agreement, including, without limitation, all of Agent's reasonable attorneys' fees and disbursements. Failure by Borrower to pay any such amounts upon demand by Agent shall constitute an Event of Default. If Borrower fails to pay any such expenses on demand, then Agent shall have the right to pay such expenses and the same shall constitute additional indebtedness of Borrower to Agent evidenced, secured and guaranteed by the Loan Documents.

         6.    Borrower's   Representations  and  Warranties.   Borrower  hereby
               ---------------------------------------------
represents and warrants to and covenants with Lenders, as of the date of this Agreement, as follows:

               (a) The security interests granted under the Loan Documents have been, are, and shall remain valid first, prior and paramount liens on the Collateral, enjoying the same or superior priority with respect to other claims upon the Collateral as prevailed prior to the execution of this Agreement;

               (b) Giving effect to this Agreement, no Default or Event of Default has occurred and is continuing on the date of this Agreement or shall have occurred and be continuing on the Amendment Effective Date; and

               (c) All resolutions, authorizations or consents on the part of Borrower which are necessary for Borrower to execute and deliver this Agreement and to be bound by the provisions hereof have been obtained and are in full force and effect on the date hereof, and this Agreement constitutes the legal, valid and binding obligation of the Borrower and is enforceable in accordance with the terms hereof.

Borrower acknowledges that Lenders have relied on the foregoing representations and warranties in entering into this Agreement. In the event Borrower has made any material misrepresentation to Lenders in connection with this Agreement, such misrepresentation shall constitute an Event of Default under the Loan Documents.

         7.   Conditions  to  Effectiveness.  All  of  (i)  the  agreements  of
              -----------------------------
Lenders herein, (ii) the obligation of Lenders to hereafter make any Advances, and (iii) the obligation of Agent to hereafter issue any letter of credit are subject to and conditioned upon the Agent having received (or there shall have been satisfied or waived) on or before February 12, 2008 (the "Closing Date"), all of the following, each item to be delivered dated (unless otherwise indicated) as of the Closing Date, and each in form and substance satisfactory to each Lender:

         (a)  This Agreement duly executed by Borrower.

         (b)  Counterpart  copies   of  this  Agreement  duly  executed  by  the
              Required Lenders.

         (c) The Acknowledgement and Consent hereto duly executed by San Francisco Company.

         (d) The Amendment to the Borrower's Pledge Agreement, in the form of Exhibit J hereto, duly executed by Borrower.

         (e) The Coast Financial Guaranty and the Coast Financial Security Agreement duly executed by Coast Financial.

         (f) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against any of the Borrower, First Bank, San Francisco Company, or Coast Financial, (ii) no financing statements have been filed and remain in effect against any of the Borrower, First Bank, San Francisco Company, or Coast Financial, except financing statements perfecting only Liens permitted under
              Section 9.1 of the Credit Agreement and (iii) no judgment liens are in effect against any of the Borrower, First Bank, San Francisco Company, or Coast Financial.

          g) Separate certificates of the secretaries of the Borrower, San Francisco Company, and Coast Financial certifying, in the case of each such corporation, (i) that the execution, delivery and performance of this Agreement and all other documents contemplated hereunder to which such corporation is a party have been duly approved by all necessary action of the Board of Directors of such corporation, and attaching true and correct copies of the applicable resolutions granting such approval, (ii) that attached to such certificate are true and correct copies of the articles of incorporation and bylaws of such corporation, together with such copies, and (iii) the names of the officers of such corporation who are authorized to sign this Agreement and all other documents contemplated hereunder to which such corporation is a party, including, with respect to the Borrower, requests for Advances and L/C Applications, together with the true signatures of such officers. The Agent and the Lenders may conclusively rely on each such certificate until they shall receive a further certificate of the Secretary or Assistant Secretary of the applicable corporation canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

         (h) Certificates of good standing of each of the Borrower, San Francisco Company, Coast Financial, and First Bank, each dated not more than twenty (20) days before the date of this Agreement.

         (i) A signed copy of an opinion of counsel for the Borrower, San Francisco Company, and Coast Financial, addressed to the Lenders as to matters referred to in Sections 7.1, 7.2, 7.3, and 7.7 of the Credit Agreement as if the representation set forth therein were made as of the date hereof, and as to such other matters as the Lenders may reasonably request, with that opinion being subject to customary assumptions and limitations and reasonably acceptable to each Lender's counsel. In the case of Section 7.7, the opinion may be to the best knowledge of such counsel, and, in the case of Section 7.3, insofar as it relates to enforcement of remedies, it may be subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally from time to time, and to usual equity principles.

         (j) Certificates representing, in the aggregate, all of the issued and outstanding capital stock of San Francisco Company and one blank stock power executed by Borrower for each such certificate.

         (k) Certificates representing, in the aggregate, all of the issued and outstanding capital stock of First Bank owned by San Francisco Company and one blank stock power executed by San Francisco Company for each such certificate.

         (l) Certificates representing, in the aggregate, all of t he issued and outstanding capital stock of First Bank owned by Coast Financial and one blank stock power executed by Coast Financial for each such certificate.

         (m) Certificates representing, in the aggregate, all of the issued and outstanding capital stock of Coast Financial and one blank stock power executed by Borrower for each such certificate.

         (n) The representations and warranties contained in Article VII of the Credit Agreement shall be true and correct as of the Closing Date, except as specifically amended hereunder.

         (o) The Borrower shall have paid to Agent any fees due in connection with the Agreement, as required pursuant to that certain Side Letter Agreement of even date herewith.

         (p) The Borrower shall have paid to Polsinelli Shalton Flanigan Suelthaus PC, counsel for the Agent ("PSFS"), all fees and expenses of PSFS relating to the preparation, negotiation, and execution of the Loan Documents.

         (q)  Amended   Schedules  7.4,  7.7,  9.1,  9.2 and  9.3 to the  Credit
              Agreement so that such Schedules are true and correct as of the Closing Date.

         8.   Miscellaneous.  This Agreement  shall be binding upon Borrower and
              -------------
Lenders, and their respective heirs, personal representatives, successors and assigns. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of such counterparts, taken together, shall constitute one and the same agreement, even though all of the parties hereto may not have executed the same counterpart of this Agreement. If any provision of this Agreement shall be unlawful, then such provision shall be null and void, but the remainder of this Agreement shall remain in full force and effect and be binding on the parties. This Agreement and the Loan Documents referenced herein contain all of the agreements of the parties relative to the subject matter of this Agreement. Any prior agreements or commitments of Lenders, whether oral or written, relating to the subject matter of this Agreement not expressly set forth herein or in the exhibits hereto (if any) are null and void and superseded in their entirety by the provisions hereof. This Agreement shall be binding upon the execution and delivery of this Agreement by the last party to sign.

         9.   No Oral  Agreements.  This notice is provided  pursuant to Section
              -------------------
432.045, R.S.Mo. As used herein, "Creditor" means Bank and "this writing" means this Agreement and all the other Loan Documents. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM
MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY  AGREEMENTS  WE REACH  COVERING  SUCH
MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

           [Rest of Page Intentionally Blank, Signature Pages Follow]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Address:                                   FIRST BANKS, INC.
600 James S. McDonnell Blvd.
Mail Code M1-199-014                       By: /s/ Lisa K. Vansickle
Hazelwood, Missouri 63042                     ----------------------------------
Attention:  Lisa K. Vansickle                 Its: Senior Vice President and
Telecopier:  (314) 592-6621                        Chief Financial Officer





                           ACKNOWLEDGEMENT AND CONSENT

         The San Francisco Company hereby acknowledges and consents to the above and foregoing First Amendment to the Secured Credit Agreement, dated February 12, 2008, and agrees that any and all of its obligations under or on account of the Loan Documents are and remain in full force and effect unaffected by or on account of said First Amendment to the Secured Credit Agreement, all as of February 12, 2008.

                                           THE SAN FRANCISCO COMPANY, a Delaware
                                           Corporation

                                           By: /s/  Lisa K. Vansickle
                                               ---------------------------------
                                           Printed Name: Lisa K. Vansickle
                                                         -----------------------
(SEAL)                                     Title: Vice President and Treasurer
                                                  ------------------------------

Address:                                           WELLS FARGO BANK, NATIONAL
MAC N9305-071                                        ASSOCIATION, as Agent
7th Floor
90 South 7th Street
Minneapolis, Minnesota 55402-3903
Attention:  Troy Rosenbrook                       By: /s/ Troy Rosenbrook
Telecopier:  (612) 667-3510                          ---------------------------
                                                     Its: Senior Vice President

Address:                                      WELLS FARGO BANK, NATIONAL
MAC N9305-071                                    ASSOCIATION, as both Lender and
7th Floor
90 South 7th Street                              as Swingline Lender
Minneapolis, Minnesota 55402-3903
Attention:  Troy Rosenbrook                   By : /s/ Troy Rosenbrook
Telecopier:  (612) 667-3510                       ------------------------------
                                                  Its: Senior Vice President

Address:                                          JP MORGAN CHASE BANK, N.A.
Commercial Banking
JP Morgan Chase Bank, N.A.
111 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-4815                   By: /s/ Douglas A. Gallun
Attention Douglas A. Gallun                          ---------------------------
Telecopier:  (414) 977-6787                          Its: Senior Vice President

Address:                                       LASALLE BANK NATIONAL ASSOCIATION
One North Brentwood, Suite 950
Clayton, Missouri 63105
Attention:  Robert J. Mathias                  By: /s/ Robert J. Mathias
                                                  ------------------------------
Telecopier:  (314) 621-1612                       Its: Senior Banker

Address:                                             THE NORTHERN TRUST COMPANY
50 South LaSalle Street, L-09
Chicago, Illinois 60603
Attention:  Lisa McDermott                           By: /s/ Lisa McDermott
                                                        ------------------------
Telecopier:  (312) 444-4906                             Its: Vice President

Address:                                          UNION BANK OF CALIFORNIA, N.A.
445 South Figureroa Street
Los Angeles, California 90071
Attention:  Dennis A. Cattell                     By:  /s/ Dennis A. Cattell
Telecopier:  (213) 236-5548                           --------------------------
                                                      Its: Vice President

Address:                                             FIFTH THIRD BANK (CHICAGO)
Financial Institutions Group
222 South Riverside Plaza, 32nd Floor
Chicago, Illinois 60606                              By: /s/ Brian W. Riley
Attention:  Brian W. Riley                              ------------------------
Telecopier:  312-704-2482                               Its: Vice President

Address:                                          U.S. BANK NATIONAL ASSOCIATION
Correspondent Banking
One U.S. Bank Plaza
Mailcode: SL-MO-T11S                              By:
St. Louis, Missouri 63101                             --------------------------
Attention:  Jaycee D. Greene                          Its: Vice President
Telecopier:  (314) 418-2173